UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     May 21, 2009

BARNES & NOBLE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-12302	06-1196501
(Commission File Number)	(IRS Employer Identification No.)

122 Fifth Avenue, New York, NY	10011
(Address of Principal Executive Offices)	(Zip Code)

(212) 633-3300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Barnes & Noble, Inc. (the “Company”) is providing the following voluntary supplementary unaudited consolidated financial information to reflect the reclassification of Calendar Club as a discontinued operation, the adoption of FASB Staff Position No. EITF 03-6-1 (“FSP EITF 03-6-1”), Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities, and the adoption of Statement of Financial Accounting Standards (SFAS) No. 160, Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51 (SFAS 160).

Reclassification for Discontinued Operations

As previously disclosed in the Company’s Form 8-K filed on February 26, 2009, the Company has sold its approximate 74% interest in Calendar Club which met the criteria for reporting as discontinued operations. Under generally accepted accounting principles, the Company is required to reclassify previously reported prior period financial statements to reflect the discontinued operations on a basis comparable to the current presentation. The historical financial information included herein incorporates the classification of Calendar Club as a discontinued operation.

Changes in Basis of Presentation

On February 1, 2009, the Company adopted FSP EITF 03-6-1. FSP EITF 03-6-1 requires nonvested shares that contain nonforfeitable rights to dividends or dividend equivalents (whether paid or unpaid) to be considered participating securities, and therefore to be included in computing earnings per share using the two-class method. The Company’s unvested restricted shares and shares issuable under the Company’s deferred compensation plan are considered participating securities. The calculation of earnings per share for common stock presented here has been reclassified to exclude the income attributable to the unvested restricted shares and shares issuable under the Company’s deferred compensation plan from the numerator and exclude the dilutive impact of those shares from the denominator. The Company has retroactively applied the provisions in FSP EITF 03-6-1 to the financial information included herein.

On February 1, 2009, the Company adopted SFAS No. 160, which changed the accounting and reporting for minority interests, to be recharacterized as noncontrolling interests and classified as a component of equity within the consolidated balance sheets. The Company has retroactively applied the provisions in SFAS No. 160 to the financial information included herein.

The information in this Form 8-K and the Exhibit attached hereto pertaining to the Company’s financial results shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Barnes & Noble, Inc. and Subsidiaries unaudited Condensed Consolidated Statements of Operations for the 13 weeks ended May 5, 2007, August 4, 2007, November 3, 2007, February 2, 2008, May 3, 2008, August 2, 2008, November 1, 2008 and January 31, 2009, and the 52 weeks ended February 2, 2008 and January 31, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARNES & NOBLE, INC. (Registrant)

By:	/s/ Joseph J. Lombardi
Joseph J. Lombardi Chief Financial Officer

Date: May 21, 2009

Barnes & Noble, Inc.

EXHIBIT INDEX

Exhibit Number	Description

99.1	Barnes & Noble, Inc. and Subsidiaries unaudited Condensed Consolidated Statements of Operations for the 13 weeks ended May 5, 2007, August 4, 2007, November 3, 2007, February 2, 2008, May 3, 2008, August 2, 2008, November 1, 2008 and January 31, 2009, and the 52 weeks ended February 2, 2008 and January 31, 2009.